EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of First Real Estate Investment Trust of New Jersey (the "Company") on Form 10-Q for the period ended April 30, 2003 (the "Report"), I, Donald W. Barney, President, Treasurer and Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: June 16, 2003



                                                  /s/  Donald W. Barney
                                                  ------------------------------
                                                  Donald W. Barney
                                                  President, Treasurer and Chief
                                                  Financial Officer